Exhibit 99.1

FOR IMMEDIATE RELEASE

RadNet, Inc. to Acquire iCAD, Inc. to Accelerate AI-Powered Early Detection and Diagnosis of Breast Cancer

•	The acquisition will unite complementary leading AI-powered cancer detection and workflow solutions focused on improving the accuracy and early detection of breast cancer
•	The transaction is expected to add to RadNet’s wholly owned subsidiary, DeepHealth, an installed base of over 1,500 healthcare provider locations across over 50 countries
•	With iCAD’s seasoned commercial and engineering team anticipated to join DeepHealth, the combination is expected to accelerate RadNet’s growth and leadership in cancer screening and artificial intelligence
•	Following the completion of the acquisition, iCAD will be integrated into RadNet’s DeepHealth portfolio of solutions
•	RadNet will host a conference call and webcast at 10:30 a.m. ET tomorrow, April 16, 2025, to discuss the transaction

Los Angeles, CA and Nashua, NH – April 15, 2025, RadNet, Inc. (NASDAQ: RDNT) (“RadNet”), a national leader in providing high-quality, cost-effective diagnostic imaging services and digital health solutions, and iCAD, Inc. (NASDAQ: ICAD) (“iCAD”), a global leader in providing clinically proven AI-powered breast health solutions, announced today that they have entered into a definitive merger agreement under which RadNet will acquire iCAD in an all stock transaction.

Under the terms of the merger agreement, iCAD stockholders will receive 0.0677 shares of RadNet common stock for each share of iCAD common stock they hold at the closing of the merger.

Based upon RadNet’s closing price on Monday, April 14, 2025, this represents a transaction value of approximately $103 million, or approximately $3.61 per share of iCAD common stock on a fully diluted basis and an approximately 98% premium to iCAD stockholders based on iCAD’s closing stock price on Monday, April 14, 2025.

Dr. Howard Berger, President and Chief Executive Officer of RadNet, commented, “Every 14 seconds, a woman is diagnosed with breast cancer worldwide, and in the United States alone, over 42,000 women are expected to die from breast cancer during 2025. iCAD’s ProFound Breast Health Suite and RadNet’s DeepHealth AI-powered breast screening solutions, together, have the power to materially expand and improve patient diagnosis and outcomes on a global basis through further enabling accuracy and early-detection. With over 1,500 healthcare provider locations, facilitating over 8 million annual mammograms in 50 countries, iCAD’s installed base and strong sales, engineering and marketing capabilities will provide us with immediate broad and valuable customer relationships and commercialization capabilities that can accelerate our existing DeepHealth objectives. This business combination is expected to accelerate our global leadership in and commitment to AI-powered breast cancer screening, and positions us to further advance population health.”

Dana Brown, President and CEO of iCAD added, “As we join forces with RadNet to create a broad offering of AI-driven solutions, we have the opportunity to redefine how breast cancer and other diseases are detected and treated. Together, we will work to expand access to cutting-edge tools, accelerate innovation and advance our product roadmaps, empowering radiologists with more precise, efficient and scalable solutions that should ultimately improve patient care and outcomes. With current and future products in breast cancer detection, risk evaluation, density assessment and breast arterial calcification, we believe RadNet’s scale, access to data and clinical leadership will ensure our current and future products are brought to market, improving radiologist and patient workflow and clinical outcomes.”

The transaction, expected to close in the second or third quarter of 2025, is subject to approval by iCAD stockholders and other customary closing conditions, and was unanimously approved by each company’s board of directors.

RadNet will host an investor conference call and webcast tomorrow, April 16, 2025, at 10:30 AM Eastern Time / 7:30 AM Pacific Time to discuss the details of the transaction. Associated materials regarding the transaction will be available on the investor relations section of each company's website.

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Conference Call Details:

Date: April 16, 2025

Time: 10:30 a.m. ET / 7:30 a.m. PT

Dial In-Number: 844-826-3035

International Dial-In Number: 412-317-5195

There will also be simultaneous and archived webcasts available at https://viavid.webcasts.com/starthere.jsp?ei=1716330&tp_key=176fbd27c7 or http://www.radnet.com under the “About RadNet” menu section and “News & Press Releases” sub-menu of the website. An archived replay of the call will also be available and can be accessed by dialing 844-512-2921 from the U.S., or 412-317-6671 for international callers, and using the passcode 10199100.

Perkins Coie LLP and Reed Smith LLP are serving as legal counsel to RadNet in connection with the transaction. Piper Sandler & Co. is serving as financial advisor to iCAD and Dentons US LLP is serving as iCAD’s legal counsel.

About RadNet

RadNet, Inc. is a leading national provider of freestanding, fixed-site diagnostic imaging services in the United States based on the number of locations and annual imaging revenue. RadNet has a network of 398 owned and/or operated outpatient imaging centers. RadNet’s markets include Arizona, California, Delaware, Florida, Maryland, New Jersey, New York and Texas. In addition, RadNet provides radiology information technology and artificial intelligence solutions marketed under the DeepHealth brand, teleradiology professional services and other related products and services to customers in the diagnostic imaging industry. Together with contracted radiologists, and inclusive of full-time and per diem employees and technologists, RadNet has a total of over 11,000 employees. For more information, visit http://www.radnet.com.

About iCAD

iCAD is a global leader on a mission to create a world where cancer can’t hide by providing clinically proven AI-powered solutions that enable medical providers to accurately and reliably detect cancer earlier and improve patient outcomes. Headquartered in Nashua, N.H., iCAD’s industry-leading ProFound Breast Health Suite provides AI-powered mammography analysis for breast cancer detection, density assessment and risk evaluation. Used by thousands of providers serving millions of patients, ProFound is available in over 50 countries. In the last five years alone, iCAD estimates reading more than 40 million mammograms worldwide, with nearly 30% being tomosynthesis. For more information, including the latest in regulatory clearances, please visit www.icadmed.com.

RADNET CONTACT

Mark Stolper, 310-445-2800

Executive Vice President and Chief Financial Officer

ICAD CONTACT

John Nesbett/Rosalyn Christian

IMS Investor Relations

icad@imsinvestorrelations.com

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No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Important Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction between RadNet and iCAD, RadNet plans to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that constitutes a prospectus of RadNet and will also include a proxy statement of iCAD. After the registration statement has been declared effective, iCAD will mail the proxy statement/prospectus to its stockholders. The proxy statement/prospectus to be filed with the SEC related to the proposed merger will contain important information about RadNet, iCAD, the proposed transaction and related matters. RadNet and iCAD may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or any other document which RadNet or iCAD may file with the SEC. Investors are urged to carefully read the proxy statement/prospectus and other documents to be filed with the SEC (or incorporated by reference into the proxy statement/prospectus), as well as any amendments or supplements to these documents, in connection with the proposed transaction, when available, because they will contain important information about the proposed transaction and related matters. Investors will be able to obtain free copies of the registration statement on Form S-4 and the proxy statement/prospectus (when available), and other documents filed by RadNet or iCAD with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by RadNet can be obtained by contacting RadNet’s Investor Relations by telephone at (310) 445-2800 or by mail at 1510 Cotner Avenue, Los Angeles, California 90025. In addition, investors are able to obtain free copies of the documents filed with the SEC on RadNet’s website at www.radnet.com (which website is not incorporated herein by reference). Copies of the documents filed with the SEC by iCAD can be obtained by contacting iCAD’s Investor Relations by telephone at (608) 882-5200 or by mail at 2 Townsend West, Suite 6, Nashua, New Hampshire 03063. In addition, investors are able to obtain free copies of the documents filed with the SEC on iCAD’s website at www.icadmed.com (which website is not incorporated herein by reference).

Participants in the Solicitation

RadNet, iCAD and their respective directors and executive officers may be considered participants in the solicitation of proxies from iCAD’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of RadNet is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 26, 2024. Information about the directors and executive officers of iCAD is set forth in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024. To the extent holdings of RadNet’s or iCAD’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, and other information regarding the potential participants in the proxy solicitations, which may be different than those of RadNet’s stockholders and iCAD’s stockholders generally, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the investor relations departments at RadNet or iCAD or from RadNet’s website or iCAD’s website, in each case, as described above.

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Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “seek, “should,” “target,” “will” or “would,” the negative of these words, and similar references to future periods. Examples of forward-looking statements include statements regarding the anticipated benefits of the proposed transaction, the impact of the proposed transaction on RadNet’s and iCAD’s business and future financial and operating results and prospects, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction are based on the current estimates, assumptions and projections of RadNet and iCAD, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, all of which are subject to change. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond RadNet’s and iCAD’s control.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of RadNet’s and iCAD’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RadNet’s and iCAD’s control. RadNet’s, iCAD’s and RadNet’s actual results and financial condition following the proposed transaction may differ materially from those indicated in the forward-looking statements as a result of various factors. None of RadNet, iCAD or any of their respective directors, executive officers, or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of RadNet or iCAD. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on RadNet’s and iCAD’s businesses, the proposed transaction and the ability to successfully complete the proposed transaction and realize its expected benefits. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of iCAD or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the ability of RadNet or iCAD to maintain relationships with its customers, patients, payers, physicians, and providers and retain its management and key employees, (4) the ability of RadNet following the proposed transaction to achieve the synergies contemplated by the proposed transaction or such synergies taking longer to realize than expected, (5) costs related to the proposed transaction, (6) the ability of RadNet following the proposed transaction to execute successfully its strategic plans, (7) the ability of RadNet following the proposed transaction to promptly and effectively integrate iCAD into its business, (8) the risk of litigation related to the proposed transaction, (9) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters, (10) the risk of legislative, regulatory, economic, competitive, and technological changes, (11) risks relating to the value of RadNet’s securities to be issued in the proposed merger, and (12) the effect of the announcement, pendency or completion of the proposed transactions on the market price of the common stock of each of RadNet and iCAD. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in RadNet’s and iCAD’s respective filings with the SEC, including the risk factors discussed in RadNet’s and iCAD’s most recent Annual Reports on Form 10-K, as updated by their respective Quarterly Reports on Form 10-Q and future filings with the SEC, as well as the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

Forward-looking statements included herein are made only as of the date hereof and, except as required by applicable law, neither RadNet nor iCAD undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

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